UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 _________

                                  FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report March 12th, 1999

                                REII INCORPORATED
                          (Formerly Bap Acquisition Corp.)
               ___________________________________________________
               Exact name of registrant as specified in its charter

       Delaware                  21-16563-B              51-0373976
  _____________________        _______________     ______________________
 (State or other jurisdiction    (Commission          (IRS Employee
      of Incorporation)          File number)       Identification No.)

                     1051 Fifth Avenue North, Naples, FL 34102
                 ___________________________________________________

                 ( Address of Principal Executive office) (Zip Code)

                                  (941) 261-3396
                          ______________________________
                          (Registrant's Telephone Number
                              Including Area Code)

Item 1. N/A

Item 2.        Acquisition of Assets

On December 18, 1998, REII (the "Company") acquired five (5) residential rental properties from Garfield Ricketts, a 60% stockholder for $544,000. The cost to acquire each property was based on the market value established by an independent appraiser. The acquired properties are included in the Company's balance sheet in revenue producing assets as of December 31, 1998 and were recorded at cost. The acquisition was financed with bank mortgages in the amount of $359,100 and mortgages to Garfield Ricketts in the amount of $184,900. A description of the properties and related financing arrangements follow.


Property Description & Financing Arrangement               Cost
                                                        ----------
  1) 5247-49 24th Avenue SW, Naples, Florida -
  Duplex with two rentals                                $115,000
        Mortgage with Washington Mutual Bank in
  the amount of $77,000, payable in monthly payments of $440 including principal and interest at the bank's index plus 2.50% (effective rate of 5.55% at December 31,1998). Due January 2029.

        Mortgage with Garfield Ricketts, a 60%
  shareholder, in the amount of $38,000, payable in monthly payments of $253 including principal and interest at 7%. Balloon payment is due January 2004.

  2) 1110 SE 9th Court, Cape Coral, Florida -
  Duplex with two rentals                                  89,000
        Mortgage with Washington Mutual Bank in
  the amount of $54,600, payable in monthly payments of $312 including principal and interest at the bank's index plus 2.50% (effective rate of 5.55% at December 31,1998). Due January 2029.

        Mortgage with Garfield Ricketts, a 60%
  shareholder, in the amount of $34,400, payable in monthly payments of $229 including principal and interest at 7%. Balloon payment is due January 2004.

  3) 1009 SE 9th Avenue, Cape Coral, Florida -
  Duplex with two rentals                                  89,000
        Mortgage with Washington Mutual Bank in
  the amount of $58,800, payable in monthly payments of $336 including principal and interest at the bank's index plus 2.50% (effective rate of 5.55% at December 31,1998). Due January 2029.

        Mortgage with Garfield Ricketts, a 60%
  shareholder, in the amount of $30,200, payable in monthly payments of $201 including principal and interest at 7%. Balloon payment is due January 2004.

  4) 205 SW 33rd Street, Cape Coral, Florida -
  House with one rental                                    95,000
        Mortgage with Washington Mutual Bank in
  the amount of $63,700, payable in monthly payments of $362 including principal and interest at the bank's index plus 2.45% (effective rate of 5.50% at December 31,1998). Due January 2029.

        Mortgage with Garfield Ricketts, a 60%
  shareholder, in the amount of $31,300, payable in monthly payments of $208 including principal and interest at 7%. Balloon payment is due January 2004.

Property Description & Financing Arrangement - continued       Cost
                                                            -----------
  5) 222 Willoughby Drive, Naples, Florida -
  House with one rental                                      156,000
       Mortgage with Washington Mutual Bank in
  the amount of $105,000, payable in monthly payments of $596 including principal and interest at the bank's index plus 2.45% (effective rate of 5.50% at December 31,1998). Due January 2029.

        Mortgage with Garfield Ricketts, a 60%
  shareholder, in the amount of $51,000, payable in
  monthly payments of $339 including principal and
  interest at 7%. Balloon payment is due January 2004.
                                                           __________

      Total Cost of Property Acquisitions and Related
                 Financing                                 $ 544,000

The proforma effects of the Company's operations if REII had acquired the five properties as of January 1,1996 are as follows:
                                 1998          1997          1996
                               ________      ________      ________
         Rental Income        $  60,120      $  59,820    $ 59,520
         Comparable Expenses     48,985         49,237      49,645
                                ________      ________     ________

              Subtotal        $  11,135       $ 10,583    $  9,875
     Non-Comparable Expenses     33,522         37,034      34,939
                                ________      ________     ________

       Net Loss               $ (22,387)      $(26,451)   $(25,064)
                                ________      ________     ________


        Non-comparable expenses include mortgage interest, depreciation, corporate expenses, and income taxes. Comparable expenses include advertising, repairs, maintenance, insurance, real estate taxes, utilities, sales commissions, and other miscellaneous expenses.
Management believes that future estimated taxable operating results of the properties will approximate the results as shown above.
        The Company plans to acquire 20 additional residential rental properties and one commercial office property from Garfield Ricketts, majority stockholder, as soon as permanent financing can be arranged.
Purchase price upon acquisition will be the properties' market value, based on independent appraisals. Each property will be subject to an updated independent appraisal at the time of acquisition. Market value of the 21 properties is currently approximately $2 million, based on Multiple Listing Service's market analysis, which tracks sales prices of comparable properties within the area. Financial data of the 21 properties consisted of the following for the years ended December 31, 1998, 1997, and 1996:

                                1998             1997            1996
                              ________         ________        ________
         Rental Income        $ 217,826        $ 221,755      $ 218,363
         Comparable Expenses     99,235           89,355         87,313
                              ________          ________       ________

         Subtotal             $ 118,591         $ 132,400     $ 131,050
     Non-Comparable Expenses    128,335           123,988       129,626
                               ________         ________       ________

     Net Income (Loss)         $ (9,744)         $  8,412     $   1,424
                               ________          ________      ________


        Non-comparable expenses include mortgage interest, depreciation, corporate expenses, and income taxes. Comparable expenses include advertising, repairs, maintenance, insurance, real estate taxes, utilities, sales commissions, and other miscellaneous expenses.
Management believes that future estimated taxable operating results of the properties will approximate the results as shown above. Results could differ based on the financing structure used to acquire the properties. The Corporation is not aware of any material factors relating to the properties that could cause the above financial information not to be indicative of future operating results. The
Corporation does not intend to pay cash distributions from any positive cash flow that may be generated from the properties.



                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant is duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           REII INCORPORATED
                                     (Formerly BAP Acquisition Corp.)
                                               (Registrant)


  Dated March 12th, 1999
        BY /S/ Garfield Ricketts       BY  /s/ Una M. Ricketts
       __________________________     _________________________
       Garfield Ricketts-President    Una. M. Ricketts-Secretary
